UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22417

Destra Investment Trust

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Granahan Small Cap Advantage Fund

Annual Report

September 30, 2022

Destra Investment Trust
Shareholder Letter

Fellow Shareholders,

We are pleased to present you with the Annual Report (the “Report”) for the Destra Investment Trust, an open-end investment company with two funds, the Destra Flaherty & Crumrine Preferred and Income Fund (the “Preferred Fund”) and the Destra Granahan Small Cap Advantage Fund (the “Small Cap Fund”). This Annual Report covers the Fiscal Year 2022, from October 1, 2021 through September 30, 2022 (the “Fiscal Year Reporting Period”).

The markets in the last 12 months have shifted from the generally positive environment they enjoyed in 2021, to a very negative experience so far in 2022. In the trailing 12 months ended September 30, 2022, all broad markets were down. For the Fiscal Year Report Period, stocks, as represented by the S&P 500 were down -15.47% and global stocks, as represented by the MSCI All Country World Index were down over 20%. Typically, a loss of 20% or more is deemed a “bear market” in the parlance of investing.

Bonds, as represented by the Bloomberg US Aggregate Bond Index lost -14.60% during the Fiscal Year Reporting Period. More dramatically, long-term bonds, as represented by the Bloomberg Long Term US Treasury Index, were down a stunning -26.65% during the Fiscal Year Reporting Period, showcasing the dramatic effects of inflation spiraling higher and concerns over concurrent rising rates.

Even alternatives, as represented by the Wilshire Liquid Alt Multi-Strategy Index were negative for the Fiscal Year Reporting Period, returning -7.72%. Alternatives are often looked as a tool to diversify portfolios beyond the traditional 60/40 stock and bond split that has served as an anchor to so much portfolio construction for many decades. But the extreme negative market conditions in place during the last 12 months have dragged alternatives negative as well. The increasing correlations between stocks, bonds and alternatives is a disconcerting occurrence for investors looking to diversify in the hopes of mitigating big market drawdowns.

The Preferred Fund was a standout in this environment, holding up better than stocks, global stocks, bonds or long-term bonds, returning -14.19% for Class I shares during the Fiscal Year Reporting Period. Such negative total return is never pleasant for investors and certainly not common in the last 10 plus years since the Fund was initiated, but Flaherty & Crumrine Incorporated, the Fund’s Sub-Adviser, are among the most experienced investors in the preferreds market and that skill and experience benefited the Preferred Fund in the very difficult period.

The Small Cap Fund, which focuses on investing in companies that often are leading technological and innovative change in society and the market, was caught up in the dramatic sell off of small cap growth stocks in the Fiscal Year Reporting Period. The Small Cap Fund was down -41.93% for Class I shares during the Fiscal Year 2022, almost a complete reversal of the very positive results (up +48.55%) from the previous period, Fiscal Year 2021 (October 1, 2020-September 30, 2021). Small cap stocks are volatile to be sure, but Granahan Investment Management, Inc.’s, sub-adviser to the Small Cap Fund, nearly 40-year history of investing in the space give us comfort that they can navigate this difficult period and position the portfolio for potential opportunities ahead.

The rest of this Report details holdings, sector and category allocations, financial information and very importantly includes a summary of performance and an outlook for what may lie ahead from the respective sub-adviser to the Preferred Fund and the Small Cap Fund. We hope you find their comments illuminating as we look for a light at the end of dark investing tunnel here at the end of 2022.

We appreciate the continued confidence you have placed in Destra and our investment partners and we look forward to communicating with you again in future Reports on your Funds. Please read this Report carefully and be sure to contact your Financial Advisor or us at Destra Capital if you have any additional questions.

Sincerely,

Robert A. Watson, CFP®

President

Destra Investment Trust

Destra Capital Advisors LLC

DFC Preferred Advisors LLC

Risk Disclosure
As of September 30, 2022 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), DFC Preferred Advisors LLC’s (“DFC”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, DFC’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in each Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at www.destracapital.com.

Destra Flaherty & Crumrine Preferred and Income Fund
Performance and Graphical Illustrations

September 30, 2022 (unaudited)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2022
Inception Date: April 12, 2011						Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	10 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A at NAV	-14.40%	-1.15%	1.15%	4.05%	5.02%	Class C	-15.08%	-1.90%	0.38%	3.27%	4.28%
Class A with Load	-18.25%	-2.66%	0.22%	3.57%	4.59%	Class C with CDSC	-15.90%	-1.90%	0.38%	3.27%	4.28%
Class I	-14.19%	-0.91%	1.39%	4.35%	5.32%
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	-14.21%	-0.68%	1.70%	4.48%	5.10%	ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	-14.21%	-0.68%	1.70%	4.48%	5.32%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge (CDSC) of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from September 30, 2012 to September 30, 2022. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited)

Investing Environment

The economic outlook, inflation, and related Federal Reserve (Fed) monetary policy decisions have been the market’s primary drivers all year. Economists and the Fed had expected inflation to pick up in 2021 as the economy recovered from recession and the COVID-19 pandemic. However, inflation turned out to be much higher, broader, and more persistent than anticipated. Although monetary policy did not spark this inflation – a rapid, global recovery in demand combined with supply constraints did that – it remained very loose. Sharply negative real interest rates and rapid money supply growth accommodated higher inflation. Higher inflation was a policy choice by the Fed as it sought to return employment to pre-pandemic levels. It has turned into a policy mistake – one that the Fed is now attempting to address.

Consequently, market sentiment shifted wildly throughout 2022 as investors debated the latest scenarios. First there was concern that Fed policy was behind the curve, followed by worries over a pending recession and then to a possible Fed “pivot” (i.e., a slowdown in policy tightening). The preferred securities and contingent capital (CoCo) market declined throughout the first half of the year and experienced year-to-date lows by June 17, followed by a sharp rally of +10% by August 4, before slumping once again and reaching new year-to-date lows in September (the last month of fiscal year ended September 30, 2022).

Preferred market performance was driven by higher interest rates and wider credit spreads – along with broad-market macro factors that accompany most market selloffs, including fund outflows (de-risking), thinner trading markets, and de-leveraging. Our focus on intermediate duration and call protection–owning fixed-reset or fixed-to-float structures with healthy backend reset spreads and avoiding most low-coupon fixed-rate securities–has resulted in less overall impact from higher rates than some other segments of preferred and credit markets.

Higher interest rates led to substantial price declines across fixed-income and equities, and the correlation across asset classes has been very high. While many investors assumed their investment-grade intermediate bond funds would be a safe place to hide from equity volatility or high-yield credit risk, these bond investments are generally down as much or more than sectors like preferreds and high-yield because of their longer interest-rate duration and lower spread in senior bonds at the beginning of this selloff. The total return of the Fund’s benchmark preferred index1 for the fiscal year ended September 30, 2022 was -14.2%. For comparison, over the same period the Bloomberg U.S. Corporate Bond Index’s2 total return was -18.5%, the Bloomberg U.S. High Yield Index’s3 total return was -14.1% and Bloomberg U.S. Aggregate Index’s4 total return was -14.6%.

Performance Discussion

During the one-year period ended September 30, 2022 the Fund’s Class A shares had a total return of -14.40% based on Net Asset Value (“NAV”), the Class I shares had a total return of –14.19% on NAV and the Class C shares had a total return of -15.08% on NAV. During this same period, the Fund’s benchmark (ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index — see the description of the Fund’s index on page 5 of the annual report) had a total return of –14.21%.

Two important factors to consider when surveying fund returns - first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective — total return with an emphasis on high current income.

Portfolio Activity

Over the trailing fiscal year ended September 30, 2022, the Fund benefitted from its overweight to fixed-float preferreds (83% of the Fund portfolio compared to 57% of the benchmark as of September 30, 2022). Given the large move in interest rates over the past year, returns were driven by duration. While preferreds have perpetual or very long maturities, their durations are typically more similar to bonds that mature in 5 to 10-years due to the embedded issuer call option. Moreover, the issuer’s call decision is influenced greatly by a preferred’s coupon type and coupon rate. With this understanding, it’s no surprise that fixed-float preferreds performed better since they have intermediate duration with less extension risk. This means that in a higher interest rate environment, many fixed-float preferreds are still likely to be called at or soon after their first call date since reset coupons in some cases are even higher than current market yields. Most that are not called will still reset at a significantly higher coupon, even if somewhat below market yields. We’ve favored fixed-float preferreds for some time and the portfolio’s greater exposure to fixed-float preferreds was a significant benefit over the past year. This stands in contrast to fixed-rate preferreds, which have no hope of any kind of coupon reset. Many fixed-rate preferreds have coupon rates that are below current market yields and will remain outstanding as long as interest rates remain elevated and spreads remain wider. Fixed-rate preferreds were among the worst performers over the past year (15% of the Fund portfolio compared to 35% of the benchmark as of September 30, 2022).

[1]	The benchmark preferred index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), (the benchmark).
[2]	The Bloomberg US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
[3]	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.
[4]	The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited) (continued)

Over the past year the Fund portfolio also benefitted from less exposure to low coupon preferreds (18% of the Fund portfolio has a coupon rate below 5.00% compared to 33% of the benchmark as of September 30, 2022). Nearly all preferreds saw price declines over the past year, but there was a stark contrast in performance based on coupon rate. Preferreds with higher coupon rates held up better, while those with low coupon rates (below 5.00%) were battered. For some context, prior to the dramatic rise in interest rates this year, yields and spreads had been at historic lows. Many issuers took advantage of the low yield environment and issued new preferreds at very low coupon rates. In the preferred market, we saw the first ever preferreds issued by U.S. banks with coupon rates below 4.00% in 2021. These and other low coupon preferreds look very unattractive today, with coupon rates that are significantly below current market yields and durations that have extended dramatically. The Fund portfolio has mostly avoided these low coupon preferreds and our focus on longer call protection has meant that reinvestment of call proceeds has been moderate.

Prices on CoCos declined significantly in September, much more than compared to preferred stock from their U.S. bank counterparts, and the Fund portfolio’s overweight to CoCos (22% of the portfolio compared to 1% of the benchmark as of September 30, 2022) ended up being a significant drag on performance over the past year. For most of the year U.S. Dollar CoCo securities performed on par with the benchmark index. This is as one would expect since tightening financial conditions and persistent inflation impacts both preferred stocks and CoCos similarly. However, inflation in the U.S. has likely peaked while Eurozone inflation is still rising. Additionally, Europe is dealing with significantly higher energy costs as Russia’s war on Ukraine disrupts oil and gas supplies. With growth already weaker in Europe coming out of the pandemic, these additional headwinds have economists expecting Europe to enter recession as soon as the fourth quarter of 2022. While European banks maintain healthy capital ratios and buffers, they nevertheless were under scrutiny in the last week of September as recession fears swirled. The volatility had a cascading effect and spreads on European bank securities, including CoCos, widened to account for the growing probability of recession.

Perspective & Outlook

Our credit outlook hasn’t changed much, although the Fed’s tone and actions certainly increase the probability of a U.S. recession. We continue to believe credit quality is a highlight of the preferred and CoCo market, and investors are now earning much higher yields for these credits. Banks remain very well capitalized, highly regulated, and most are asset-sensitive – which means earnings will increase with higher interest rates. Insurance companies have been longing for higher interest rates to boost portfolio yields, and they finally have arrived. Higher interest rates should also reduce pressure on insurance liability calculations. Energy issuers, pipelines in the case of the Fund’s portfolio, have been buoyed by higher commodity prices and potential increases in usage because of a shifting energy landscape. This all stands in contrast to securities of high-yield (junk) issuers, where higher interest rates are likely to be more concerning due to their weaker balance sheets and greater exposure to rising interest costs and slower economic growth.

Unfortunately, our view of credit quality and relative value in preferred securities and CoCo’s won’t determine the near-term path of markets, as much uncertainty remains for investors, and sentiment has shifted decidedly negatively in recent weeks. Investors (financial advisors) are moving to cash to de-risk portfolios, regardless of relative value assessments. For many, it is genuine concern about market direction, but for others they simply cannot stomach additional losses in their portfolios. According to Lipper reporting, year-to-date investment flows out of investment grade and high yield funds as of September 30, 2022 have been -100.3 billion and -41.9 billion, respectively. These outflows across fixed income led to follow-on effects such as de-leveraging, and in certain cases, bids moved materially lower with each transaction. From a high level, the market selloff has been orderly, but there have been days when markets were less orderly. This dramatic shift to negative sentiment and cash likely means the eventual recovery in markets will be similarly dramatic. Of course, the exact timing of that shift is unknown, but it is unlikely to occur while the Fed is hiking short-term rates in 75 or 50 basis point increments, which is what the FOMC has penciled in over the remainder of 2022.

Preferred and CoCo issuers, along with U.S. consumers broadly, are in a strong position to weather this storm – but time is the only remedy for macro issues outside the Fed’s purview. We admit that holding or adding to investments when markets are lower and sentiment weak can be a difficult task. However, given the rise in rates and spreads that has already occurred this year, we think much of the adjustment is behind us and that today’s yields of over 6% (with some issues much higher) offer a foundation for potentially better returns ahead. We believe long-term investors should focus on the benefits that preferred and contingent capital securities continue to offer: moderate interest rate risk, high income, and good credit quality.

Destra Granahan Small Cap Advantage Fund
Performance and Graphical Illustrations

September 30, 2022 (unaudited)

Destra Granahan Small Cap Advantage Fund’s Average Annual Total Returns as of September 30, 2022
Inception Date: August 8, 2019
Share Class	1 Year	3 Year	Since Inception
Class A at NAV	-42.09%	5.71%	2.89%
Class A with Load	-44.70%	4.09%	1.40%
Class I	-41.93%	6.00%	3.13%
Russell 2000 Growth Index	-29.27%	2.94%	1.75%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from August 8, 2019 (inception date) to September 30, 2022. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited)

Distinguishing Features

Granahan Investment Management, Inc. (“GIM”) builds the Destra Granahan Small Cap Advantage Fund from the bottom-up; sector weightings are secondary to stock selection. As of September 30, 2022, the Destra Granahan Small Cap Advantage Fund was (i) overweight in the Technology, Real Estate and Health Care sectors, (ii) equal weight in the Financials, Consumer Discretionary, Basic Materials, and Utilities sectors, and (iii) underweight in all other sectors, each as compared to the Fund’s benchmark, the Russell 2000 Growth Index. The Fund’s portfolio continues to have no exposure to the Telecommunications or Consumer Staples sectors.

Commentary

Market Environment

Recession risk, rising rates and inflation remain top of mind across all sectors. As Mario Gabelli said in a July Barron’s Roundtable article, “Today we are talking about the I’s - inflation, interest rates, infection, invasion, infrastructure, incomplete energy policy.” The biggest economic question of course, is will the Fed tighten for too long? This is something none of us can possibly know. According to a recent Stifel report, 97% of corporate executives think the US economy is in a recession or headed for one. We also have mid-term elections coming up, a strong dollar and declines in consumer confidence. All serve as a base for continued uncertainty.

On the positive side we have improving supply chains, falling gasoline prices, as well as falling prices for most commodities. Jobless claims have come down again and rents are falling too. As a matter of fact, according to the Wall St. Journal (page 1, 9/16/22), never in the modern global economy have businesses seen such a rapid shift from shortage to glut of inventory. Lastly, mergers and acquisitions have picked up markedly, something we have seen historically as the market bottoms.

Performance

The Destra Granahan Small Cap Advantage Fund returned -41.9% in the fiscal year ended September 30, 2022, behind the return of its Russell 2000 Growth Index benchmark, which was down -29.3% for the same period. Stock selection drove the underperformance in the Industrials, Technology, Consumer Discretionary, Healthcare and Financials sectors. With respect to LifeCycles, Pioneers were the worst performing; while Special Situation and Core Growth companies performed in line with each other. Generally, Special Situation companies add some protection on the downside, but there was no where to hide this year.

Top detractors to the strategy this year were Core Growth names Kornit Digital (Industrial), Etsy (Consumer Discretionary), Magnite (Technology), Special Situation, Liveperson (Technology) along with Pioneer Porch Group (Financial).

What strength there was in the portfolio during the year came largely from Core Growth names: Enphase (Energy), Costar (Real Estate), Datto Holdings (Technology), Materion (Materials) and Special Situations Evolent (Health Care).

Outlook

While the year-to-date performance of small cap stocks ranks as the fourth worst start to a new year going back to 1926, there are emerging signs that despite fundamental headwinds, we may be entering a period where small caps enjoy a durable period of outperformance driven by what we believe are very attractive relative valuations. According to Jim Furey with Furey Research, “small caps have historically flourished in periods when inflation is high and falling—which are the conditions that are almost certain to prevail in 2023, if not before. We may be on the cusp of an emerging, durable, and rewarding small cap cycle.” (Furey Research, October 10, 2022).

For the first time in many years, the companies in our portfolio are reporting stronger revenue growth than earnings growth. Revenue growth is likely coming from rising prices due to inflationary pressures, coupled with underlying organic growth. While earnings growth remains under pressure from higher commodity prices, supply chain glitches and wage increases, we believe cost pressures will begin to subside, leading to stronger earnings growth as companies leverage their increased revenues. Certainly, valuations have come down substantially reflecting the current earnings. We anticipate that there could be more downward revisions to EPS (earnings per share) as Q3 earnings reports come in, however, valuations are looking attractive, and many are significantly below past peaks. It is important to remember that the stock market has typically been a leading indicator. Stocks tend to bottom while earnings forecasts are still falling.

As always, we appreciate the support from our clients, particularly in these tough economic times. We are focused on our processes to lead us to the strong, innovative businesses that will lead out of this downturn.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited) (continued)

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and, in the aggregate, may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Overview of Fund Expenses
As of September 30, 2022 (unaudited)

As a shareholder of the Destra Investment Trust, you incur management fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/22–
Destra Flaherty & Crumrine Preferred and Income Fund	4/1/22	9/30/22	Ratio(1)	9/30/22(1)
Class I
Actual	$1,000.00	$904.20	1.24%	$5.91
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.24%	6.26
Class A
Actual	1,000.00	903.40	1.49%	7.10
Hypothetical (5% return before expenses)	1,000.00	1,017.54	1.49%	7.53
Class C
Actual	1,000.00	899.30	2.24%	10.66
Hypothetical (5% return before expenses)	1,000.00	1,013.77	2.24%	11.31

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/22–
Destra Granahan Small Cap Advantage Fund	4/1/22	9/30/22	Ratio(2)	9/30/22(2)
Class I
Actual	$1,000.00	$772.90	1.50%	$6.67
Hypothetical (5% return before expenses)	1,000.00	1,017.45	1.50%	7.59
Class A
Actual	1,000.00	771.60	1.75%	7.77
Hypothetical (5% return before expenses)	1,000.00	1,016.20	1.75%	8.85

(1)	Expenses are equal to the Destra Flaherty & Crumrine Preferred and Income Fund’s annualized expense ratios for the period April 1, 2022 through September 30, 2022, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period April 1, 2022 through September 30, 2022, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	PREFERRED SECURITIES – 76.7%
	BANKS – 32.8%
575,000	American AgCredit Corp., 5.250% to 06/15/26 then USD 5 Year Tsy + 4.500%, Series A(1)(2)	BB+(3)	$536,906
	Bank of America Corp.
500,000	6.100% to 03/17/25 then 3-Month USD Libor + 3.898%, Series AA(2)	Baa3	478,948
2,100,000	6.125% to 04/27/27 then USD 5 Year Tsy + 3.231%, Series TT(2)	Baa3	1,989,750
2,000,000	6.250% to 09/05/24 then 3-Month USD Libor + 3.705%, Series X(2)	Baa3	1,937,500
4,525,000	6.500% to 10/23/24 then 3-Month USD Libor + 4.174%, Series Z(2)	Baa3	4,451,568
1,030,000	Capital One Financial Corp., 3.950% to 09/01/26 then USD 5 Year Tsy + 3.157%, Series M(2)	Baa3	811,125
	Citigroup, Inc.
300,000	4.000% to 12/10/25 then USD 5 Year Tsy + 3.597%, Series W(2)	Ba1	252,792
1,575,000	4.150% to 11/15/26 then USD 5 Year Tsy + 3.000%, Series Y(2)	Ba1	1,256,062
1,125,000	4.700% to 01/30/25 then SOFR Rate + 3.234%, Series V(2)	Ba1	906,975
4,560,000	5.950% to 05/15/25 then 3-Month USD Libor + 3.905%, Series P(2)	Ba1	4,132,714
1,700,000	6.250% to 08/15/26 then 3-Month USD Libor + 4.517%, Series T(2)	Ba1	1,635,240
93,199	6.875% to 11/15/23 then 3-Month USD Libor + 4.130%, Series K(2)	Ba1	2,388,690
137,754	Citizens Financial Group, Inc., 6.350% to 04/06/24 then 3-Month USD Libor + 3.642%, Series D(2)	BB+(3)	3,436,962
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month USD Libor + 3.744%, Series H(1)(2)	BBB+(3)	1,181,830
500,000	6.250% to 10/01/26 then 3-Month USD Libor + 4.660%, Series I(1)(2)	BBB+(3)	483,190
1,050,000	Comerica, Inc., 5.625% to 10/01/25 then USD 5 Year Tsy + 5.291%, Series A(2)	Baa2	1,031,896
250,000	Compeer Financial ACA, 4.875% to 08/15/26 then USD 5 Year Tsy + 4.095%, Series B-1(1)(2)	BB+(3)	221,563
42,300	ConnectOne Bancorp, Inc., 5.250% to 09/01/26 then USD 5 Year Tsy + 4.420%, Series A(2)	NR(4)	839,655
36,000	Dime Community Bancshares, Inc., 5.500%, Series A(2)	BB-(5)	708,120
37,856	Fifth Third Bancorp, 6.000%, Series A(2)	Baa3	905,516
10,800	First Citizens BancShares, Inc., 5.375%, Series A(2)	Ba1	231,120
21,822	First Horizon Corp., 6.500%, Series E(2)	Ba2	540,095
20,000	First Republic Bank, 4.000%, Series M(2)	Baa3	331,200
10,100	Fulton Financial Corp., 5.125%, Series A(2)	Baa3	209,878
	Goldman Sachs Group, Inc.
1,600,000	4.125% to 11/10/26 then USD 5 Year Tsy + 2.949%, Series V(2)	Ba1	1,280,000
925,000	4.400% to 02/10/25 then USD 5 Year Tsy + 2.850%, Series S(2)	Ba1	772,075
2,500,000	4.950% to 02/10/25 then USD 5 Year Tsy + 3.224%, Series R(2)	Ba1	2,258,750
	Huntington Bancshares, Inc.
355,000	4.450% to 10/15/27 then USD 7 Year Tsy + 4.045%, Series G(2)	Baa3	316,834
1,050,000	5.625% to 07/15/30 then USD 10 Year Tsy + 4.945%, Series F(2)	Baa3	979,183
1,000,000	JPMorgan Chase & Co., 3.650% to 06/01/26 then USD 5 Year Tsy + 2.850%, Series KK(2)	Baa2	812,260
	KeyCorp
3,740,000	5.000% to 09/15/26 then 3-Month USD Libor + 3.606%, Series D(2)	Baa3	3,323,237
24,928	6.125% to 12/15/26 then 3-Month USD Libor + 3.892%, Series E(2)	Baa3	624,696
29,300	6.200% to 12/15/27 then USD 5 Year Tsy + 3.132%(2)	Baa3	710,525
	M&T Bank Corp.
650,000	3.500% to 09/01/26 then USD 5 Year Tsy + 2.679%, Series I(2)	Baa2	486,047
96,311	5.625% to 12/15/26 then 3-Month USD Libor + 4.020%, Series H(2)	Baa2	2,354,804
700,000	6.450% to 02/15/24 then 3-Month USD Libor + 3.610%, Series E(2)	Baa2	680,830

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
18,791	Merchants Bancorp, 6.000% to 10/01/24 then 3-Month USD Libor + 4.569%, Series B(2)	Ba3	$431,817
171,717	Morgan Stanley, 5.850% to 04/15/27 then 3-Month USD Libor + 3.491%, Series K(2)	Baa3	4,160,703
165,623	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A(2)	Ba2	4,085,919
	PNC Financial Services Group, Inc.
476,000	3.400% to 09/15/26 then USD 5 Year Tsy + 2.595%, Series T(2)	Baa2	355,788
1,330,000	6.000% to 05/15/27 then USD 5 Year Tsy + 3.000%, Series U(2)	Baa2	1,236,900
610,000	6.200% to 09/15/27 then USD 5 Year Tsy + 3.238%(2)	Baa2	577,975
	Regions Financial Corp.
90,500	5.700% to 08/15/29 then 3-Month USD Libor + 3.148%, Series C(2)	Baa3	2,030,820
46,700	6.375% to 09/15/24 then 3-Month USD Libor + 3.536%, Series B(2)	Baa3	1,195,520
56,000	Signature Bank, 5.000%, Series A(2)	Ba1	982,800
	SVB Financial Group
725,000	4.000% to 05/15/26 then USD 5 Year Tsy + 3.202%, Series C(2)	Baa2	551,513
350,000	4.100% to 02/15/31 then USD 10 Year Tsy + 3.064%, Series B(2)	Baa2	240,180
550,000	4.250% to 11/15/26 then USD 5 Year Tsy + 3.074%, Series D(2)	Baa2	406,188
46,000	Synchrony Financial, 5.625%, Series A(2)	BB-(3)	841,800
127,922	Synovus Financial Corp., 5.875% to 07/01/24 then USD 5 Year Tsy + 4.127%, Series E(2)	BB-(3)	3,135,368
32,043	Texas Capital Bancshares, Inc., 5.750%, Series B(2)	Ba2	677,389
1,098,000	Truist Financial Corp., 4.800% to 09/01/24 then USD 5 Year Tsy + 3.003%, Series N(2)	Baa2	980,260
	Valley National Bancorp
30,345	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A(2)	BB(3)	771,673
2,022	7.252% to 09/30/22 then 3-Month USD Libor + 3.578%, Series B(2)	BB(3)	45,232
20,300	Washington Federal, Inc., 4.875%, Series A(2)	Baa3	399,707
	Wells Fargo & Co.
825,000	3.900% to 03/15/26 then USD 5 Year Tsy + 3.453%, Series BB(2)	Baa2	697,641
46,000	4.250%, Series DD(2)	Baa2	790,740
36,000	4.700%, Series AA(2)	Baa2	667,080
1,057,000	5.875% to 06/15/25 then 3-Month USD Libor + 3.990%, Series U(2)	Baa2	1,007,236
267	7.500%, Series L(2)(6)	Baa2	321,468
43,200	WesBanco, Inc., 6.750% to 08/15/25 then USD 5 Year Tsy + 6.557%, Series A(2)	NR(4)	1,087,776
12,900	Western Alliance Bancorp, 4.250% to 09/30/26 then USD 5 Year Tsy + 3.452%, Series A(2)	Ba1	282,768
44,000	Wintrust Financial Corp., 6.875% to 07/15/25 then USD 5 Year Tsy + 6.507%, Series E(2)	BB(5)	1,075,360
43,000	Zions Bancorp NA, 5.800% to 06/15/23 then 3-Month USD Libor + 3.800%, Series I(2)	BB+(3)	40,544
			74,576,701
	FINANCIAL SERVICES – 2.9%
450,000	AerCap Global Aviation Trust, 6.500% to 06/15/25 then 3-Month USD Libor + 4.300%, 06/15/45(1)	Ba1	411,289
1,545,000	AerCap Holdings, 5.875% to 10/10/24 then USD 5 Year Tsy + 4.535%, 10/10/79	Ba2	1,356,972
	Ally Financial, Inc.
1,220,000	4.700% to 05/15/26 then USD 5 Year Tsy + 3.868%, Series B(2)	Ba2	955,295
800,000	4.700% to 05/15/28 then USD 7 Year Tsy + 3.481%, Series C(2)	Ba2	572,000
13,400	Carlyle Finance LLC, 4.625%, 05/15/61	BBB(3)	230,480
800,000	Discover Financial Services, 6.125% to 09/23/25 then USD 5 Year Tsy + 5.783%, Series D(2)	Ba2	781,656
	General Motors Financial Co., Inc.
725,000	5.700% to 09/30/30 then USD 5 Year Tsy + 4.997%, Series C(2)	Ba2	624,129

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	PREFERRED SECURITIES (continued)
	FINANCIAL SERVICES (continued)
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A(2)	Ba2	$455,681
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B(2)	Ba2	514,411
12,460	Raymond James Financial, Inc., 6.375% to 07/01/26 then 3-Month USD Libor + 4.088%, Series B(2)	Baa3	309,008
20,000	Stifel Financial Corp., 4.500%, Series D(2)	BB-(3)	342,800
			6,553,721
	INSURANCE – 18.8%
1,151,000	ACE Capital Trust II, 9.700%, 04/01/30	Baa1	1,435,343
92,000	American Equity Investment Life Holding Co., 5.950% to 12/01/24 then USD 5 Year Tsy + 4.322%, Series A(2)	BB(3)	2,065,400
1,515,000	American International Group, Inc., 8.175% to 05/15/38 then 3-Month USD Libor + 4.195%, 05/15/58	Baa3	1,711,479
	Aspen Insurance Holdings, Ltd.
25,000	5.625%(2)	Ba1	519,000
18,630	5.950% to 07/01/23 then 3-Month USD Libor + 4.060%(2)	Ba1	420,479
18,003	Assurant, Inc., 5.250%, 01/15/61	Baa3	383,104
	Athene Holding, Ltd.
25,200	4.875%, Series D(2)	Baa3	466,200
88,000	6.350% to 06/30/29 then 3-Month USD Libor + 4.253%, Series A(2)	Baa3	2,145,440
57,249	Axis Capital Holdings, Ltd., 5.500%, Series E(2)	Baa3	1,206,809
735,000	Axis Specialty Finance LLC, 4.900% to 01/15/30 then USD 5 Year Tsy + 3.186%, 01/15/40	Baa2	598,724
15,000	CNO Financial Group, Inc., 5.125%, 11/25/60	Ba1	294,300
100,435	Delphi Financial Group, Inc., 6.095% 3-Month USD Libor + 3.190%, 05/15/37(7)	BBB(3)	2,197,016
	Enstar Finance LLC
670,000	5.500% to 01/15/27 then USD 5 Year Tsy + 4.006%, 01/15/42	BB+(3)	545,054
825,000	5.750% to 09/01/25 then USD 5 Year Tsy + 5.468%, 09/01/40	BB+(3)	739,142
45,400	Enstar Group, Ltd., 7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D(2)	BB+(3)	1,064,630
125,000	Equitable Holdings, Inc., 4.950% to 12/15/25 then USD 5 Year Tsy + 4.736%, Series B(2)	Baa3	117,500
196,000	Everest Reinsurance Holdings, Inc., 5.290%, 3-Month USD Libor + 2.385%, 05/15/37(7)	Baa2	158,531
1,370,000	Global Atlantic Fin Co., 4.700% to 10/15/26 then USD 5 Year Tsy + 3.796%, 10/15/51(1)	Baa3	1,033,265
875,000	Kuvare U.S. Holdings, Inc., 7.000% to 05/01/26 then USD 5 Year Tsy + 6.541%, 02/17/51, Series A(1)	NR(4)	885,937
	Liberty Mutual Group, Inc.
830,000	4.125% to 12/15/26 then USD 5 Year Tsy + 3.315%, 03/15/37(1)	Baa3	645,204
7,103,000	7.800% to 03/15/37 then 3-Month USD Libor + 0%, 03/07/37(1)	Baa3	7,913,466
	MetLife, Inc.
1,605,000	9.250% to 04/08/38 then 3-Month USD Libor + 0%, 04/08/38(1)	Baa2	1,846,137
1,937,000	10.750% to 08/01/39 then 3-Month USD Libor + 0%, 08/01/39	Baa2	2,530,379
4,500,000	Provident Financing Trust I, 7.405%, 03/15/38	Ba1	4,721,130
840,000	Prudential Financial, Inc., 6.000% to 09/01/32 then USD 5 Year Tsy + 3.234%, 09/01/52	Baa1	785,680
	Reinsurance Group of America, Inc.
95,476	5.750% to 06/15/26 then 3-Month USD Libor + 4.040%, 06/15/56	Baa2	2,363,031
40,000	7.125% to 10/15/27 then USD 5 Year Tsy + 3.456%, 10/15/52	Baa2	1,007,800
29,100	RenaissanceRe Holdings, Ltd., 4.200%, Series G(2)	Baa2	513,324
	SBL Holdings, Inc.
1,275,000	6.500% to 11/13/26 then USD 5 Year Tsy + 5.620%, Series B(1)(2)	BB(3)	962,625
1,175,000	7.000% to 05/13/25 then USD 5 Year Tsy + 5.580%, Series A(1)(2)	BB(3)	944,406
23,000	Voya Financial, Inc., 5.350% to 09/15/29 then USD 5 Year Tsy + 3.210%, Series B(2)	Ba2	551,080
			42,771,615

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	PREFERRED SECURITIES (continued)
	UTILITIES – 9.9%
	Algonquin Power & Utilities Corp.
1,500,000	4.750% to 04/18/27 then USD 5 Year Tsy + 3.249%, 01/18/82, Series 2022-B	BB+(3)	$1,218,825
24,895	6.200% to 07/01/24 then 3-Month USD Libor + 4.010%, 07/01/79, Series 2019-A	BB+(3)	602,708
1,070,000	American Electric Power Co., Inc., 3.875% to 02/15/27 then USD 5 Year Tsy + 2.675%, 02/15/62	Baa3	840,212
646,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3-Month USD Libor + 3.270%, Series A(2)	Ba1	608,823
3,576,000	ComEd Financing III, 6.350%, 03/15/33	Baa2	3,532,848
725,000	Dominion Energy, Inc., 4.350% to 04/15/27 then USD 5 Year Tsy + 3.195%, Series C(2)	Ba1	618,685
	Edison International
1,775,000	5.000% to 03/15/27 then USD 5 Year Tsy + 3.901%, Series B(2)	Ba2	1,406,687
490,000	5.375% to 03/15/26 then USD 5 Year Tsy + 4.698%, Series A(2)	Ba2	407,313
2,806,000	Emera, Inc., 6.750% to 06/15/26 then 3-Month USD Libor + 5.440%, 06/15/76, Series 2016-A	Ba2	2,671,604
140,000	NextEra Energy Capital Holdings, Inc., 5.650% to 05/01/29 then 3-Month USD Libor + 3.156%, 05/01/79, Series O	Baa2	122,226
285,000	NiSource, Inc., 5.650% to 06/15/23 then USD 5 Year Tsy + 2.843%, Series A(2)	Ba1	264,338
21,587	SCE Trust II, 5.100%, Series G(2)	Ba1	455,486
121,730	SCE Trust V, 5.450% to 03/15/26 then 3-Month USD Libor + 3.790%, Series K(2)	Ba1	2,493,030
192,087	SCE Trust VI, 5.000%, Series L(2)	Ba1	3,561,293
	Sempra Energy
1,450,000	4.125% to 04/01/27 then USD 5 Year Tsy + 2.868%, 04/01/52	Baa3	1,142,929
1,300,000	4.875% to 10/15/25 then USD 5 Year Tsy + 4.550%, Series C(2)	Ba1	1,206,078
1,350,000	Southern California Edison Co., 6.981% to 02/01/22 then 3-Month USD Libor + 4.199%, Series E(2)(7)	Ba1	1,285,875
175,000	Vistra Corp., 7.000% to 12/15/26 then USD 5 Year Tsy + 5.740%, Series B(1)(2)	Ba3	153,170
			22,592,130
	ENERGY – 7.3%
	DCP Midstream LP
1,300,000	7.375% to 12/15/22 then 3-Month USD Libor + 5.148%, Series A(2)	Ba3	1,285,726
3,900	7.875% to 06/15/23 then 3-Month USD Libor + 4.919%, Series B(2)	Ba3	92,274
	Enbridge, Inc.
340,000	5.750% to 07/15/30 then USD 5 Year Tsy + 5.314%, 07/15/80, Series 2020-A	Baa3	299,965
1,252,000	6.000% to 01/15/27 then 3-Month USD Libor + 3.890%, 01/15/77, Series 2016-A	Baa3	1,121,574
	Energy Transfer LP
1,387,000	7.125% to 05/15/30 then USD 5 Year Tsy + 5.306%, Series G(2)	Ba2	1,142,848
180,186	7.375% to 05/15/23 then 3-Month USD Libor + 4.530%, Series C(2)	Ba2	3,937,064
160,236	7.600% to 05/15/24 then 3-Month USD Libor + 5.161%, Series E(2)	Ba2	3,876,109
1,600	7.625% to 08/15/23 then 3-Month USD Libor + 4.738%, Series D(2)	Ba2	36,592
1,765,000	MPLX LP, 6.875% to 02/15/23 then 3-Month USD Libor + 4.652%, Series B(2)	BB+(3)	1,742,937
	Transcanada Trust
2,065,000	5.500% to 09/15/29 then SOFR Rate + 4.416%, 09/15/79	Baa3	1,793,969
1,350,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640%, 08/15/76, Series 16-A	Baa3	1,259,862
			16,588,920
	COMMUNICATIONS – 1.5%
33,000	AT&T, Inc., 4.750%, Series C(2)	Ba1	619,740
940,000	British Telecommunications PLC, 4.875% to 11/23/31 then USD 5 Year Tsy + 3.493%, 11/23/81(1)	Ba1	767,885
1,720,000	Paramount Global, 6.375% to 03/30/27 then USD 5 Year Tsy + 3.999%, 03/30/62	Baa3	1,487,724
700,000	Vodafone Group PLC, 7.000% to 04/04/29 then USD 5 Year Swap + 4.873%, 04/04/79	Ba1	667,685
			3,543,034

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	PREFERRED SECURITIES (continued)
	MISCELLANEOUS – 1.7%
370,000	Apollo Management Holdings LP, 4.950% to 12/17/24 then USD 5 Year Tsy + 3.266%, 01/14/50(1)	BBB(3)	$314,784
	Land O’ Lakes, Inc.
700,000	7.250%, Series B(1)(2)	BB(3)	655,319
3,115,000	8.000%, Series A(1)(2)	BB(3)	3,013,420
			3,983,523
	REITS – 1.8%
	Arbor Realty Trust, Inc.
62,500	6.250% to 10/12/26 then SOFR Rate + 5.440%, Series F(2)	NR(4)	1,306,875
16,549	6.375%, Series D(2)	NR(4)	321,713
87,394	KKR Real Estate Finance Trust, Inc., 6.500%, Series A(2)	NR(4)	1,737,393
26,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then SOFR Rate + 6.130%, Series F(2)	NR(4)	373,100
20,598	TPG RE Finance Trust, Inc., 6.250%, Series C(2)	NR(4)	357,375
			4,096,456
	TOTAL PREFERRED SECURITIES
	(Cost $194,368,073)		174,706,100

	CONTINGENT CAPITAL SECURITIES – 21.9%
	BANKS – 20.1%
4,207,000	Australia & New Zealand Banking Group, Ltd., 6.750% to 06/15/26 then USD 5 Year Swap + 5.168%(1)(2)	Baa2	4,021,408
	Banco Bilbao Vizcaya Argentaria SA
2,600,000	6.125% to 11/16/27 then USD 5 Year Swap + 3.870%(2)	Ba2	1,949,350
800,000	6.500% to 03/05/25 then USD 5 Year Tsy + 5.192%, Series 9(2)	Ba2	696,248
	Banco Mercantil del Norte SA
750,000	6.625% to 01/24/32 then USD 10 Year Tsy + 5.034%(1)(2)	Ba2	602,625
900,000	7.500% to 06/27/29 then USD 10 Year Tsy + 5.470%(1)(2)	Ba2	769,118
640,000	7.625% to 01/10/28 then USD 10 Year Tsy + 5.353%(1)(2)	Ba2	569,130
10,400,000	Banco Santander SA, 4.750% to 05/12/27 then USD 5 Year Tsy + 3.753%(1)(2)	Ba1	7,216,144
	Barclays PLC
400,000	4.375% to 09/15/28 then USD 5 Year Tsy + 3.410%(2)	Ba2	247,520
1,270,000	6.125% to 06/15/26 then USD 5 Year Tsy + 5.867%(2)	Ba2	1,071,689
700,000	8.000% to 06/15/24 then USD 5 Year Tsy + 5.672%(2)	Ba2	651,105
380,000	8.000% to 09/15/29 then USD 5 Year Tsy + 5.431%(2)	Ba2	333,526
600,000	BBVA Bancomer SA Texas, 5.875% to 09/13/29 then USD 5 Year Tsy + 4.308%, 09/13/34(1)	Baa3	514,735
	BNP Paribas SA
425,000	4.625% to 02/25/31 then USD 5 Year Tsy + 3.340%(1)(2)	Ba1	273,145
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150%(1)(2)	Ba1	2,839,734
765,000	7.750% to 08/16/29 then USD 5 Year Tsy + 4.899%(1)(2)	Ba1	707,855
	Credit Agricole SA
450,000	4.750% to 09/23/29 then USD 5 Year Tsy + 3.237%(1)(2)	BBB-(3)	311,202
500,000	8.125% to 12/23/25 then USD 5 Year Swap + 6.185%(1)(2)	Baa3	483,138
	Credit Suisse Group AG
500,000	5.100% to 01/24/30 then USD 5 Year Tsy + 3.293%(1)(2)	Ba3	307,425
1,000,000	5.250% to 08/11/27 then USD 5 Year Tsy + 4.889%(1)(2)	Ba3	704,781
1,100,000	6.375% to 08/21/26 then USD 5 Year Tsy + 4.822%(1)(2)	Ba3	803,000
2,750,000	7.250% to 09/12/25 then USD 5 Year Swap + 4.332%(1)(2)	Ba3	2,103,934

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
	HSBC Holdings PLC
1,500,000	4.700% to 09/09/31 then USD 5 Year Tsy + 3.250%(2)	Baa3	$1,069,000
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746%(2)	Baa3	270,075
850,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606%(2)	Baa3	713,429
	ING Groep
2,550,000	3.875% to 11/16/27 then USD 5 Year Tsy + 2.862%(2)	Ba1	1,669,867
4,885,000	6.750% to 04/16/24 then USD 5 Year Swap + 4.204%(2)	Ba1	4,599,574
1,900,000	Lloyds Banking Group PLC, 7.500% to 09/27/25 then USD 5 Year Swap + 4.496%(2)	Baa3	1,738,500
1,530,000	Macquarie Bank, Ltd., 6.125% to 03/08/27 then USD 5 Year Swap + 3.703%(1)(2)	Ba1	1,327,295
350,000	NatWest Group PLC, 4.600% to 12/28/31 then USD 5 Year Tsy + 3.100%(2)	Baa3	219,625
	Societe Generale SA
900,000	4.750% to 05/26/26 then USD 5 Year Tsy + 3.931%(1)(2)	Ba2	675,675
900,000	5.375% to 11/18/30 then USD 5 Year Tsy + 4.514%(1)(2)	Ba2	619,020
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929%(1)(2)	Ba2	198,122
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873%(1)(2)	Ba2	715,541
	Standard Chartered PLC
400,000	4.750% to 07/14/31 then USD 5 Year Tsy + 3.805%(1)(2)	Ba1	264,730
250,000	7.750% to 04/02/23 then USD 5 Year Swap + 5.723%(1)(2)	Ba1	243,873
1,910,000	7.750% to 02/15/28 then USD 5 Year Tsy + 4.976%(1)(2)	Ba1	1,732,752
	UBS Group AG
600,000	4.375% to 02/10/31 then USD 5 Year Tsy + 3.313%(1)(2)	Baa3	395,700
800,000	4.875% to 02/12/27 then USD 5 Year Tsy + 3.404%(1)(2)	BB(3)	625,000
1,600,000	7.000% to 01/31/24 then USD 5 Year Swap + 4.344%(1)(2)	Baa3	1,517,920
			45,772,510
	FINANCIAL SERVICES – 0.2%
400,000	Deutsche Bank AG, 6.000% to 04/30/26 then USD 5 Year Tsy + 4.524%(2)	Ba3	302,000

	INSURANCE – 1.6%
	QBE Insurance Group, Ltd.
600,000	5.875% to 05/12/25 then USD 5 Year Tsy + 5.513%(1)(2)	Baa2	557,676
3,150,000	7.500% to 11/24/23 then USD 10 Year Swap + 6.030%, 11/24/43(1)	Baa1	3,144,711
			3,702,387
	TOTAL CONTINGENT CAPITAL SECURITIES
	(Cost $61,454,357)		49,776,897

	CORPORATE DEBT SECURITIES – 0.9%
	BANKS – 0.2%
575,000	Texas Capital Bancshares, Inc., 4.000% to 05/06/26 then USD 5 Year Tsy + 3.150%, 05/06/31	Baa3	496,130

	COMMUNICATIONS – 0.5%
	Qwest Corp.
12,347	6.500%, 09/01/56	Ba2	279,783
36,585	6.750%, 06/15/57	Ba2	841,455
			1,121,238

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal		Moody’s
Amount		Ratings(8)	Value
	CORPORATE DEBT SECURITIES (continued)
	INSURANCE – 0.2%
460,000	Universal Insurance Holdings, Inc., 5.625%, 11/30/26	NR(4)	$401,699

	TOTAL CORPORATE DEBT SECURITIES
	(Cost $2,242,952)		2,019,067

	TOTAL INVESTMENTS – 99.5%
	(Cost $258,065,382)		226,502,064
	Other Assets In Excess Of Liabilities – 0.5%		1,162,612
	TOTAL NET ASSETS – 100.0%		$227,664,676

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. At September 30, 2022 the total value of these securities is $56,215,785 representing 24.7% of net assets.
(2)	Security is perpetual in nature with no stated maturity date.
(3)	Standard & Poor’s Rating, unaudited.
(4)	Security is unrated by Moody’s, S&P and Fitch.
(5)	Fitch’s Rating, unaudited.
(6)	Convertible security.
(7)	The interest rate shown reflects the rate in effect as of September 30, 2022.
(8)	Moody’s Rating, unaudited.

Libor – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SOFR – Secured Overnight Financing Rate

Tsy – United States Government Treasury Yield

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2022

		% of
Summary by Country	Value	Net Assets
Australia	$9,051,090	4.0%
Bermuda	6,335,882	2.8
Canada	8,968,507	3.9
France	6,823,431	3.0
Germany	302,000	0.1
Mexico	2,455,607	1.1
Netherlands	7,626,414	3.4
Spain	9,861,742	4.3
Switzerland	6,457,760	2.8
United Kingdom	9,991,394	4.4
United States	158,628,237	69.7
Total Investments	226,502,064	99.5
Other Assets in Excess of Liabilities	1,162,612	0.5
Net Assets	$227,664,676	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2022. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities
Banks	$37,447,031	$37,129,670	$-	$74,576,701
Financial Services	882,288	5,671,433	-	6,553,721
Insurance	11,992,797	30,778,818	-	42,771,615
Utilities	7,112,517	15,479,613	-	22,592,130
Energy	7,942,039	8,646,881	-	16,588,920
Communications	619,740	2,923,294	-	3,543,034
Miscellaneous	-	3,983,523	-	3,983,523
REITS	4,096,456	-	-	4,096,456
Contingent Capital Securities(1)	-	49,776,897	-	49,776,897
Corporate Debt Securities
Banks	-	496,130	-	496,130
Communications	1,121,238	-	-	1,121,238
Insurance	-	401,699	-	401,699
Total Investments in Securities	$71,214,106	$155,287,958	$-	$226,502,064

(1)	All sub-categories represent Level 2 evaluation status

During the year ended September 30, 2022 there were no transfers into or out of any levels.

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments
As of September 30, 2022

Shares		Value
	COMMON STOCKS – 98.6%
	COMMUNICATIONS – 6.2%
	INTERNET – 6.2%
4,724	Bumble, Inc., Class A(1)	$101,519
18,298	Edgio, Inc.(1)	50,868
3,979	Etsy, Inc.(1)	398,417
8,520	EverQuote, Inc., Class A(1)	58,106
13,972	Liquidity Services, Inc.(1)	227,185
15,171	Magnite, Inc.(1)	99,674
		935,769
	CONSUMER, CYCLICAL – 5.3%
	ENTERTAINMENT – 1.1%
48,154	Genius Sports, Ltd.(1)	176,725

	LEISURE TIME – 2.8%
9,459	Life Time Group Holdings, Inc.(1)	92,225
6,104	OneSpaWorld Holdings, Ltd.(1)	51,274
14,581	Topgolf Callaway Brands Corp.(1)	280,830
		424,329
	RETAIL – 1.4%
5,237	First Watch Restaurant Group, Inc.(1)	75,832
6,475	Lovesac Co.(1)	131,960
		207,792
	TOTAL CONSUMER, CYCLICAL	808,846

	CONSUMER, NON-CYCLICAL – 37.1%
	BIOTECHNOLOGY – 9.3%
1,413	Apellis Pharmaceuticals, Inc.(1)	96,508
2,711	Arcus Biosciences, Inc.(1)	70,920
1,197	Beam Therapeutics, Inc.(1)	57,025
1,306	Blueprint Medicines Corp.(1)	86,052
5,260	Caribou Biosciences, Inc.(1)	55,493
3,130	Fate Therapeutics, Inc.(1)	70,143
18,234	Harvard Bioscience, Inc.(1)	46,679
14,502	ImmunoGen, Inc.(1)	69,319
10,893	Olink Holding AB, ADR(1)	132,241
4,513	Pliant Therapeutics, Inc.(1)	94,277
1,849	Prothena Corp. PLC(1)	112,105
6,360	Veracyte, Inc.(1)	105,576
8,513	Vericel Corp.(1)	197,502
2,919	Xencor, Inc.(1)	75,836
3,719	Xenon Pharmaceuticals, Inc.(1)	134,256
		1,403,932
	COMMERCIAL SERVICES – 15.4%
17,465	Alta Equipment Group, Inc.	192,290
5,291	Chegg, Inc.(1)	111,481
8,856	CoStar Group, Inc.(1)	616,820
4,583	HealthEquity, Inc.(1)	307,840
1,002	Paylocity Holding Corp.(1)	242,063
3,039	ShotSpotter, Inc.(1)	87,402
26,514	Toast, Inc., Class A(1)	443,314
Shares		Value
	COMMON STOCKS (continued)
	CONSUMER, NON-CYCLICAL (continued)
	COMMERCIAL SERVICES (continued)
8,460	WillScot Mobile Mini Holdings Corp.(1)	$341,192
		2,342,402
	COSMETICS/PERSONAL CARE – 1.3%
16,968	Beauty Health Co.(1)	200,053

	HEALTHCARE-PRODUCTS – 9.1%
4,819	AtriCure, Inc.(1)	188,423
11,121	BioLife Solutions, Inc.(1)	253,003
8,215	Castle Biosciences, Inc.(1)	214,247
5,078	OrthoPediatrics Corp.(1)	234,299
8,800	Quanterix Corp.(1)	96,976
1,226	Repligen Corp.(1)	229,397
9,357	SI-BONE, Inc.(1)	163,373
		1,379,718
	PHARMACEUTICALS – 0.4%
1,039	Intellia Therapeutics, Inc.(1)	58,142

	SEMICONDUCTORS – 1.6%
5,851	Azenta, Inc.	250,774

	TOTAL CONSUMER, NON- CYCLICAL	5,635,021

	ENERGY – 3.5%
	ENERGY-ALTERNATE SOURCES – 3.5%
1,923	Enphase Energy, Inc.(1)	533,575

	FINANCIAL – 4.8%
	BANKS – 2.2%
2,456	Silvergate Capital Corp., – Class A(1)	185,060
2,507	Texas Capital Bancshares, Inc.(1)	147,988
		333,048
	DIVERSIFIED FINANCIAL
	SERVICES – 0.4%
2,297	LendingTree, Inc.(1)	54,806

	INSURANCE – 1.2%
8,267	James River Group Holdings, Ltd.	188,570

	PRIVATE EQUITY – 1.0%
6,166	Victory Capital Holdings, Inc.,Class A	143,730

	TOTAL FINANCIAL	720,154

	INDUSTRIAL – 15.8%
	COMPUTERS – 1.6%
9,117	Kornit Digital, Ltd.(1)	242,603

	ELECTRONICS – 0.9%
6,813	Enovix Corp.(1)	124,916
170	OSI Systems, Inc.(1)	12,250
		137,166

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares		Value
	COMMON STOCKS (continued)
	INDUSTRIAL (continued)
	ENGINEERING & CONSTRUCTION – 1.0%
9,371	908 Devices, Inc.(1)	$154,153

	ENVIRONMENTAL CONTROL – 2.1%
4,187	Casella Waste Systems, Inc., – Class A(1)	319,845

	MACHINERY-DIVERSIFIED – 2.3%
765	Chart Industries, Inc.(1)	141,028
7,738	Columbus McKinnon Corp.	202,426
		343,454
	METAL FABRICATE/HARDWARE – 2.0%
1,449	RBC Bearings, Inc.(1)	301,117

	MISCELLANEOUS MANUFACTURING – 5.4%
5,076	Axon Enterprise, Inc.(1)	587,547
2,967	Materion Corp.	237,360
		824,907
	TRANSPORTATION – 0.5%
3,310	CryoPort, Inc.(1)	80,632

	TOTAL INDUSTRIAL	2,403,877

	TECHNOLOGY – 25.9%
	COMPUTERS – 1.9%
850	Globant SA(1)	159,018
9,076	Stratasys, Ltd.(1)	130,785
		289,803
	SEMICONDUCTORS – 2.0%
2,542	Power Integrations, Inc.	163,501
7,487	Veeco Instruments, Inc.(1)	137,162
		300,663
	SOFTWARE – 22.0%
408	Appian Corp.(1)	16,659
846	Coupa Software, Inc.(1)	49,745
11,520	Definitive Healthcare Corp.(1)	179,021
3,880	Domo, Inc.(1)	69,801
7,540	Evolent Health, Inc., Class A(1)	270,912
3,085	Guidewire Software, Inc.(1)	189,974
8,814	Health Catalyst, Inc.(1)	85,496
843	HubSpot, Inc.(1)	227,711
5,382	LivePerson, Inc.(1)	50,698
1,971	Paycom Software, Inc.(1)	650,410
2,888	Phreesia, Inc.(1)	73,586
39,070	Porch Group, Inc.(1)	87,908
8,637	PROS Holdings, Inc.(1)	213,334
1,268	Sprout Social, Inc.(1)	76,942
4,889	SPS Commerce, Inc.(1)	607,361
Shares		Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
	SOFTWARE (continued)
3,066	Workiva, Inc.(1)	$238,535
37,032	Zeta Global Holdings Corp., Class A(1)	244,782
		3,332,875
	TOTAL TECHNOLOGY	3,923,341

	TOTAL COMMON STOCKS
	(Cost $18,084,088)	14,960,583

	RIGHTS – 0.0%
	PHARMACEUTICALS – 0.0%
25,526	Flexion Therapeutics, Inc.(1)(2)(3)	255
	TOTAL RIGHTS
	(Cost $15,826)	255

	SHORT-TERM INVESTMENTS – 1.8%
	MONEY MARKET FUND – 1.8%
275,964	Fidelity Investments Money Market Treasury Portfolio – Class I, 2.786%(4)	275,964
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $275,964)	275,964

	TOTAL INVESTMENTS – 100.4%
	(Cost $18,375,878)	15,236,802
	Liabilities in Excess of Other Assets – (0.4)%	(67,096)
	TOTAL NET ASSETS – 100.0%	$15,169,706

(1)	Non-income producing security.
(2)	Fair valued using significant unobservable inputs.
(3)	Illiquid and restricted investments as to resale.
(4)	The rate is the annualized seven-day yield as of September 30, 2022.

ADR – American Depository Receipt

PLC – Public Limited Company

SA – Corporation

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2022

		% of
Summary by Industry Group	Value	Net Assets
Common Stocks
Banks	$333,048	2.2%
Biotechnology	1,403,932	9.3
Commercial Services	2,342,402	15.4
Computers	532,406	3.5
Cosmetics/Personal Care	200,053	1.3
Diversified Financial Services	54,806	0.4
Electronics	137,166	0.9
Energy-Alternate Sources	533,575	3.5
Engineering & Construction	154,153	1.0
Entertainment	176,725	1.1
Environmental Control	319,845	2.1
Healthcare-Products	1,379,718	9.1
Insurance	188,570	1.2
Internet	935,769	6.2
Leisure Time	424,329	2.8
Machinery-Diversified	343,454	2.3
		% of
Summary by Industry Group	Value	Net Assets
Metal Fabricate/Hardware	$301,117	2.0%
Miscellaneous Manufacturing	824,907	5.4
Pharmaceuticals	58,142	0.4
Private Equity	143,730	1.0
Retail	207,792	1.4
Semiconductors	551,437	3.6
Software	3,332,875	22.0
Transportation	80,632	0.5
Total Common Stocks	14,960,583	98.6
Rights
Pharmaceuticals	255	0.0
Total Rights	255	0.0
Short-Term Investments
Money Market Fund	275,964	1.8
Total Short-Term Investments	275,964	1.8
Total Investments	15,236,802	100.4
Liabilities in Excess of Other Assets	(67,096)	(0.4)
Total Net Assets	$15,169,706	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2022. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3*	Total
Common Stocks	$14,960,583	$-	$-	$14,960,583
Rights	-	-	255	255
Short-Term Investments	275,964	-	-	275,964
Total Investments in Securities	$15,236,547	$-	$255	$15,236,802

During the year ended September 30, 2022 there were no transfers into or out of any levels.

*	A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of September 30, 2022, there was not a significant amount of Level 3 investments in the Destra Granahan Small Cap Advantage Fund.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2022

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Assets:
Investments, at value (cost $258,065,382 and $18,375,878, respectively)	$226,502,064	$15,236,802
Receivables:
Interest	2,113,673	423
Dividends	302,885	-
Fund shares sold	94,366	226
Investments sold	589,021	70,346
Due from adviser (see note 3)	-	5,717
Prepaid expenses	38,054	21,762
Total assets	229,640,063	15,335,276
Liabilities:
Payables:
Capital shares redeemed	1,267,237	382
Due to custodian	336,470	-
Management fee (see note 3)	147,893	-
Transfer agent fees and expenses	102,506	14,949
Accounting and administrative fees	37,860	9,953
Professional fees	36,199	21,828
Distribution fees	27,525	1,373
Custody fees	8,076	4,494
Investments purchased	-	109,705
Accrued other expenses	11,621	2,886
Total liabilities	1,975,387	165,570
Net assets	$227,664,676	$15,169,706
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$263,928,103	$22,981,249
Total accumulated deficit	(36,263,427)	(7,811,543)
Net assets	$227,664,676	$15,169,706
Net assets:
Class I	$175,230,305	$9,012,997
Class A	27,276,760	6,156,709
Class C	25,157,611	-
Shares outstanding:
Class I	11,234,244	904,167
Class A	1,741,150	621,663
Class C	1,597,907	-
Net asset value per share:
Class I	$15.60	$9.97
Class A	15.67	9.90
Maximum offering price per share(1)	16.41	10.37
Class C	15.74	-

(1)	Include a sales charge of 4.50%.

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2022

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Investment income:
Interest income	$10,049,563	$1,665
Dividend income	6,303,349	34,386
Total investment income	16,352,912	36,051
Expenses:
Management fee (see note 3)	2,178,885	237,525
Transfer agent fees and expenses	458,715	77,919
Accounting and administrative fees	239,103	61,679
Professional fees	180,243	45,418
Trustee fees (see note 9)	104,396	7,902
Registration fees	67,949	36,070
Chief financial officer fees (see note 9)	52,104	3,897
Chief compliance officer fees (see note 9)	44,660	3,340
Custody fees	43,590	27,414
Insurance expense	43,111	3,315
Shareholder reporting fees	39,862	6,881
Distribution fees Class C (see note 4)	292,142	-
Distribution fees Class A (see note 4)	79,705	21,487
Other expenses	15,859	18,200
Total expenses	3,840,324	551,047
Contractual expenses waived and reimbursed by adviser (see note 3)	-	(205,662)
Net expenses	3,840,324	345,385
Net investment income (loss)	12,512,588	(309,334)
Net realized and unrealized loss:
Net realized loss on:
Investments	(3,603,912)	(4,199,845)
Net change in unrealized depreciation on:
Investments	(53,894,042)	(8,047,414)
Net realized and unrealized loss	(57,497,954)	(12,247,259)
Net decrease in net assets resulting from operations	$(44,985,366)	$(12,556,593)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine		Destra Granahan Small Cap
	Preferred and Income Fund		Advantage Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2022	2021	2022	2021
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$12,512,588	$12,058,560	$(309,334)	$(281,089)
Net realized gain (loss)	(3,603,912)	1,075,306	(4,199,845)	2,910,180
Net change in unrealized appreciation (depreciation)	(53,894,042)	16,704,443	(8,047,414)	3,223,481
Net increase (decrease) in net assets resulting from operations	(44,985,366)	29,838,309	(12,556,593)	5,852,572

Distributions to shareholders:
Class I	(10,126,574)	(9,456,926)	(1,529,219)	(12,281)
Class A	(1,345,017)	(1,277,688)	(973,921)	(18,110)
Class C	(1,007,209)	(943,251)	-	-
Total distributions to shareholders	(12,478,800)	(11,677,865)	(2,503,140)	(30,391)

Capital transactions:
Proceeds from shares sold:
Class I	58,512,333	86,702,707	7,129,384	12,831,409
Class A	8,257,732	7,149,588	1,830,088	3,632,177
Class C	2,883,527	4,760,601	-	-
Reinvestment of distributions:
Class I	8,143,030	7,437,140	1,350,562	10,465
Class A	1,107,494	937,801	886,159	17,366
Class C	815,729	792,767	-	-
Cost of shares redeemed:
Class I	(101,358,627)	(70,272,154)	(6,278,103)	(2,212,828)
Class A	(9,713,831)	(10,730,844)	(2,976,034)	(3,049,379)
Class C	(4,817,232)	(5,138,058)	-	-
Net increase (decrease) in net assets from capital transactions	(36,169,845)	21,639,548	1,942,056	11,229,210
Total increase (decrease) in net assets	(93,634,011)	39,799,992	(13,117,677)	17,051,391

Net assets:
Beginning of year	321,298,687	281,498,695	28,287,383	11,235,992
End of year	$227,664,676	$321,298,687	$15,169,706	$28,287,383

Capital share transactions:
Shares sold:
Class I	3,313,784	4,606,702	507,782	696,337
Class A	454,738	377,456	147,863	210,308
Class C	161,414	251,180	-	-
Shares reinvested:
Class I	469,086	396,301	87,133	612
Class A	63,767	49,824	57,431	1,017
Class C	46,763	41,885	-	-
Shares redeemed:
Class I	(5,968,662)	(3,752,259)	(541,704)	(120,891)
Class A	(553,417)	(571,411)	(229,623)	(170,968)
Class C	(275,053)	(272,688)	-	-
Net increase (decrease) from capital share transactions	(2,287,580)	1,126,990	28,882	616,415

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Period ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses	Net investment income	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2022	$19.03	$0.78	$(3.42)	$(2.64)	$(0.79)	$-	$(0.79)	$-	$15.60	(14.19)%	1.20%	1.20%	4.43%	$175,230	12%
2021	17.87	0.79	1.14	1.93	(0.77)	-	(0.77)	-	19.03	10.92	1.14	1.14	4.20	255,392	15
2020	18.41	0.82	(0.44)	0.38	(0.81)	(0.11)	(0.92)	-	17.87	2.22	1.17	1.17	4.61	217,420	19
2019	17.73	0.84	0.86	1.70	(0.86)	(0.16)	(1.02)	-	18.41	10.13	1.22	1.22	4.75	194,583	18
2018	18.68	0.83	(0.83)	0.00	(0.85)	(0.10)	(0.95)	-	17.73	0.02	1.18	1.18	4.59	158,002	7
Class A
2022	19.11	0.74	(3.43)	(2.69)	(0.75)	-	(0.75)	-	15.67	(14.40)	1.45	1.45	4.21	27,277	12
2021	17.94	0.75	1.14	1.89	(0.72)	-	(0.72)	-	19.11	10.66	1.39	1.39	3.96	33,941	15
2020	18.48	0.77	(0.43)	0.34	(0.77)	(0.11)	(0.88)	-	17.94	1.96	1.42	1.42	4.34	34,444	19
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	-	18.48	9.88	1.47	1.47	4.51	34,088	18
2018	18.75	0.79	(0.85)	(0.06)	(0.80)	(0.10)	(0.90)	-	17.79	(0.29)	1.43	1.43	4.29	31,021	7
Class C
2022	19.20	0.61	(3.46)	(2.85)	(0.61)	-	(0.61)	-	15.74	(15.08)	2.20	2.20	3.46	25,158	12
2021	18.02	0.61	1.15	1.76	(0.58)	-	(0.58)	-	19.20	9.85	2.14	2.14	3.21	31,966	15
2020	18.56	0.65	(0.45)	0.20	(0.63)	(0.11)	(0.74)	-	18.02	1.20	2.17	2.17	3.60	29,634	19
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	-	18.56	9.02	2.22	2.22	3.76	29,065	18
2018	18.83	0.66	(0.85)	(0.19)	(0.67)	(0.10)	(0.77)	-	17.87	(1.02)	2.17	2.17	3.60	29,932	7

(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated (continued)

Destra Granahan Small Cap Advantage Fund
											Ratios to average net assets(1)
Period ending September 30,	Net asset value, beginning of period	Net investment (loss)(2)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(3),(4)	Gross expenses(5)	Net expenses(6)	Net investment (loss)(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(4)
Class I
2022	$18.93	$(0.18)	$(7.19)	$(7.37)	$-	$(1.59)	$(1.59)	$-	$9.97	(41.93)%	2.46%	1.50%	(1.33)%	$9,013	78%
2021	12.77	(0.23)	6.42	6.19	(0.02)	(0.01)	(0.03)	-	18.93	48.55	2.26	1.50	(1.28)	16,105	49
2020	9.25	(0.13)	3.65	3.52	-	-	-	-	12.77	38.05	6.49	1.50	(1.22)	3,512	85
2019(7)	10.00	(0.01)	(0.74)	(0.75)	-	-	-	-	9.25	(7.50)	35.78	1.50	(0.95)	1,093	86
Class A
2022	18.86	(0.21)	(7.16)	(7.37)	-	(1.59)	(1.59)	-	9.90	(42.09)	2.71	1.75	(1.59)	6,157	78
2021	12.75	(0.27)	6.41	6.14	(0.02)	(0.01)	(0.03)	-	18.86	48.16	2.51	1.75	(1.54)	12,182	49
2020	9.26	(0.17)	3.66	3.49	-	-	-	-	12.75	37.69	6.74	1.75	(1.47)	7,724	85
2019(7)	10.00	(0.02)	(0.72)	(0.74)	-	-	-	-	9.26	(7.40)	36.03	1.75	(1.19)	220	86

(1)	Annualized for periods less than one year.
(2)	Based on average shares outstanding during the period.
(3)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.
(4)	Not annualized for periods less than one year.
(5)	For the periods ended September 30, 2020 and September 30, 2021, gross expenses ratios are inclusive of deferred service provider fees. For the period ended September 30, 2020, gross expense ratios excluding deferred service provider fees would have been 5.18% and 5.43% for Class I and Class A, respectively. For the period ended September 30, 2021, gross expense ratios excluding deferred service provider fees would have been 1.78% and 2.03% for Class I and Class A, respectively (see Note 3).
(6)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).
(7)	Commenced operations on August 8, 2019.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2022

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two series of diversified portfolios (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”), which commenced operations on April 12, 2011, and Destra Granahan Small Cap Advantage Fund (“Small Cap Advantage Fund”), which commenced operations on August 8, 2019. The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Small Cap Advantage Fund’s investment objective is to seek long-term capital appreciation. The Preferred and Income Fund currently offers three classes of shares, Classes A, C, and I. The Small Cap Advantage Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest (“Shares”) in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies under U.S. GAAP and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Funds were required to comply with Rule 2a-5 by September 8, 2022 and as a result, the Board of Trustees of the Trust (“the Board”) has approved valuation procedures for the Trust (the “Valuation Procedures”), which will be used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of each Fund’s investments is performed in accordance with the principles found in Rule 2a-5 and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).

ASC 820 defines fair value as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs as outlined in the Valuation Procedures.

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value (“NAV”), the Funds value these securities at fair value as determined in accordance with the Valuation Procedures. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

Notes To Financial Statements (continued)
September 30, 2022

The Board has designated Destra Capital Advisors LLC, investment adviser to Small Cap Advantage Fund, and DFC Preferred Advisors LLC, investment adviser to Preferred and Income Fund (each, an “Adviser”), as the valuation designee of its respective Fund. As valuation designee, each Adviser performs the fair value determination relating to any and all investments of its respective Fund, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, each Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of its respective Fund’s investments. Each Valuation Committee may consult with representatives from the Trust’s outside legal counsel or other third-party consultants in their discussions and deliberations.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the NAV per Share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of Shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as management fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Funds deposit cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. The Preferred and Income Fund expects to pay monthly income distributions and the Small Cap Advantage Fund expects to pay annual income distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Notes To Financial Statements (continued)
September 30, 2022

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Management Agreement

The Funds have entered into an Investment Management Agreement (“the Agreement”) with Destra Capital Advisors LLC (“Destra”). Effective February 11, 2021, (the “Effective Date”) the Preferred and Income Fund entered into a new Investment Management Agreement (“the new Agreement”) with DFC Preferred Advisors LLC (“DFC”). As of the effective date, DFC replaces Destra as the Adviser to the Preferred and Income Fund.

Subject to the oversight of the Trust’s Board, Destra and DFC (collectively, the “Advisers” and each individually an “Adviser”) are responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s respective investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Adviser receives an annual management fee payable monthly, at an annual rate of 0.75% and 1.10% respectively, of the average daily net assets of the Preferred and Income Fund and Small Cap Advantage Fund. Management fees paid by the Funds for the year ended September 30, 2022 are disclosed in the Statement of Operations. The Preferred and Income Fund paid management fees totaling $2,178,885 to DFC for the year ended September 30, 2022. During the year ended September 30, 2022, the Small Cap Advantage Fund paid management fees totaling $237,525 to Destra.

The Trust and each Adviser have entered into an expense limitation agreement where each Adviser has agreed to cap expenses such that the total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.50%, 2.25%, and 1.25% of the Preferred and Income Fund’s average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, and 1.75%, and 1.50% of the Small Cap Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue in effect until January 28, 2031, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the Expense Limitation Agreement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

During the year ended September 30, 2022, expenses totaling $205,662 were waived and reimbursed by Destra for the Small Cap Advantage Fund and no expenses were waived by DFC for the Preferred and Income Fund. Recognition of eligibility for recapture by the Adviser is affected by the timing of fees paid and invoices received at the time of the calculation.

The following amounts are subject to recapture by Destra by the following dates:

Small Cap Advantage Fund
September 30, 2023	$211,052
September 30, 2024	225,041
September 30, 2025	205,662

Sub-Advisory Agreements

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Small Cap Advantage Fund has retained Granahan Investment Management, Inc. (“Granahan”) to serve as its investment sub-adviser.

DFC has agreed to pay from its own assets an annualized sub-advisory fee, quarterly, to Flaherty an amount equal to one half of the net management fees collected by DFC, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by DFC in respect of the Preferred and Income Fund.

Destra has agreed to pay from its own assets an annualized sub-advisory fee, monthly, to Granahan an amount equal to one half of the net advisory fees collected by Destra, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect of the Small Cap Advantage Fund.

Other Service Providers

UMBFS serves as each Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as each Fund’s Custodian.

Notes To Financial Statements (continued)
September 30, 2022

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A Shares and the Preferred and Income Fund’s Class C Shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 1.00% of the average daily net assets of the Preferred and Income Fund’s C Shares. Of the 1.00%, up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services. Under the terms of the Plan, the Funds are authorized to make payments to Destra Capital Investments, LLC, the Funds’ distributor (the “Distributor”) for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

5. FEDERAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

Each Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of each Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Funds have no examinations in progress during the year ended September 30, 2022. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of each Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on each Fund’s reported net assets or results of operations as of and during the year ended September 30, 2022. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Cost of investments	$257,237,803	$19,409,241
Gross unrealized appreciation	1,173,893	1,550,052
Gross unrealized depreciation	(31,909,632)	(5,722,491)
Net unrealized appreciation	$(30,735,739)	$(4,172,439)

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share.

For the year ended September 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

	Paid-in Capital	Distributable Earnings
Preferred and Income Fund	$-	$-
Small Cap Advantage Fund	(101,851)	101,851

Notes To Financial Statements (continued)
September 30, 2022

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Preferred	Small Cap
	and Income	Advantage
	Fund	Fund
Undistributed ordinary income	$266,618	$-
Undistributed long-term capital gains	-	-
Tax distributable earnings	266,618	-
Accumulated capital and other losses	(5,794,306)	(3,639,104)
Temporary book and tax differences	-	-
Unrealized appreciation on investments	(30,735,739)	(4,172,439)
Total distributable earnings	$(36,263,427)	$(7,811,543)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2022, Preferred and Income Fund and Small Cap Advantage Fund elected to defer qualified post October capital losses of $3,843,214 and $3,422,205, respectively.

As of September 30, 2022, Small Cap Advantage Fund elected to defer qualified ordinary late-year losses of 195,369.

The tax character of distributions paid during the years ended September 30, 2022 and 2021 were as follows:

	Preferred and Income Fund		Small Cap Advantage Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$12,478,800	$11,677,865	$810,413	$18,814
Net long-term capital gains	-	-	1,692,707	11,577
Total distributions paid	$12,478,800	$11,677,865	$2,503,120	$30,391

At September 30, 2022, the Funds had accumulated capital loss carry forwards as follows:

	Preferred	Small Cap
	and Income	Advantage
	Fund	Fund
Short-term	$1,321,099	$21,530
Long-term	629,994	-
Total	$1,951,093	$21,530

To the extent that the Funds may realize future net capital gains, those gains will be offset by any unused capital loss carry forwards. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Preferred and Income Fund and Small Cap Advantage Fund utilized $169,897 and $0, respectively, of their capital loss carry forward during the year ended September 30, 2022.

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Preferred and Income Fund	$34,877,243	$58,793,630
Small Cap Advantage Fund	16,433,232	16,649,282

Notes To Financial Statements (continued)
September 30, 2022

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A Shares are subject to an initial sales charge of up to 4.50% on purchases of less than $1,000,000. The Funds’ Shares are purchased at NAV per Share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of Shares. Redemption requests will be processed at the next NAV per Share calculated after a redemption request is accepted.

A contingent deferred sales charge (“CDSC”) of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors as described in the Preferred and Income Fund’s Prospectus. For the year ended September 30, 2022, the total CDSC received by affiliates in the Preferred and Income Fund amounted to $2,775.

For the year ended September 30, 2022, various broker dealers received $145,184 and $55,190 of sales charges from Shares sold of the Preferred and Income Fund and Small Cap Advantage Fund, respectively. Sales charges from Shares sold of the Funds received by affiliates amounted to $15,444 and $7,473 for the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Recent Market and Economic Developments — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Credit and Counterparty Risk — Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Financial Services Companies Risk — The Preferred and Income Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; and volatile interest rates.

Interest Rate Risk — If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

Preferred Security Risk — Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Smaller Companies Risk — The Small Cap Advantage Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

Notes To Financial Statements (continued)
September 30, 2022

9. TRUSTEES AND OFFICERS

The Destra Fund Complex (consisting of the Trust, the Destra Multi-Alternative Fund, and the BlueBay Destra International Event-Driven Credit Fund), pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each Fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Trust does not pay compensation to Trustees who also serve in an executive officer capacity for the Trust or the Advisers.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Trust. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Each Fund pays a portion of these fees on a pro rata basis according to each Fund’s average net assets. Service fees paid by the Trust for the year ended September 30, 2022 are disclosed in the Statement of Operations.

10. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On October 28, 2022, the Preferred and Income Fund paid a distribution of $0.0547 per Class A Share, $0.0576 per Class I Share and $0.0460 per Class C Share to shareholders of record on October 27, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund and Board of Trustees of Destra Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Destra Investment Trust comprising the funds listed below (the “Funds”) as of September 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Destra Flaherty & Crumrine Preferred and Income Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019, and 2018

Destra Granahan Small Cap Advantage Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020 and for the period from August 8, 2019 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC or DFC Preferred Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 23, 2022

Additional Information
September 30, 2022 (unaudited)

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the period ended September 30, 2022, the Preferred and Income Fund and Small Cap Advantage Fund had 67.83% and 3.45%, respectively, of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the period ended September 30, 2022, the Preferred and Income Fund and Small Cap Advantage Fund had 100% and 3.77%, respectively, of dividends paid from net investment income designated as qualified dividend income.

Long-term Capital Gains — For the period ended September 30, 2022, pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Preferred and Income Fund and Small Cap Advantage Fund designate $0 and $1,692,707, respectively, as long-term capital gain distributions.

Proxy Voting — Policies and procedures that the Funds use to determine how to vote proxies as well as information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trustees And Officers Information
September 30, 2022 (unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreements between the Preferred and Income Fund and DFC and between the Small Cap Advantage Fund and Destra, are the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as the “Independent Trustees” or “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC, DFC Preferred Advisors LLC or their affiliates. The identity of the Trustees and the Trust’s executive officers and biographical information as of September 30, 2022 is set forth below. The address for each Trustee is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	2014 to Present	Financial Advisor, self-employed, Red Earth Finance LLC (2018 to present), mortgage banker, The Mortgage Company, (2018 to 2021).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); Stonecastle Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	2014 to Present	Private Investor (2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	2017 to Present	Retired (2014 to present).	4	None
Nicholas Dalmaso(2), Chairman Birth year: 1965	2010 to Present

General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).

			4	None

(1)	The Fund Complex consists of the Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Multi-Alternative Fund.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Trustees And Officers Information (continued)
September 30, 2022 (unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Trust	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2016	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).
Jake Schultz Birth year: 1996	Secretary since 2021	Partner & Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018- 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).
Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.
Cory Gossard Birth year: 1972	Chief Compliance Officer since 2021	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014-2020).

The address for each executive officer is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trust Information

Board of Trustees	Officers	Investment Advisers
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffrey S. Murphy
Nicholas Dalmaso	Derek Mullins	DFC Preferred Advisors LLC
	Chief Financial Officer and Treasurer	Bozeman, MT

	Cory Gossard	Sub-Advisers
	Chief Compliance Officer	Flaherty & Crumrine Inc.
Pasadena, CA
Marcie McVeigh
	Assistant Treasurer	Granahan Investment Management Inc.
Waltham, MA
Jake Schultz
	Secretary	Distributor
Destra Capital Investments LLC
	Ken Merritt	Bozeman, MT
Assistant Secretary
Custodian
UMB Bank, N.A.
Kansas City, MO

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, WI

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your Shares of the Trust?

●	If your Shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2021 and 2022 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2021	$32,500
Fiscal year ended September 30, 2022	$39,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2021	None
Fiscal year ended September 30, 2022	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2021	$7,500
Fiscal year ended September 30, 2022	$9,500

(d) All Other Fees.

Fiscal year ended September 30, 2021	None
Fiscal year ended September 30, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2022

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/09/2022